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             TRANSDIGM ANNOUNCES REGULAR QUARTERLY CONFERENCE CALL

Richmond Hts., Ohio, February 15, 2002 -- On February 12, 2002 TransDigm Inc. filed Form 10-Q with the SEC for the first quarter ended December 29, 2001.

TransDigm will hold a conference call on Tuesday, February 19, 2002 at 11:00 AM Eastern Standard Time to discuss its first quarter results. Individuals wishing to participate in the conference call should dial 212-346-0194. A replay will be available through Friday, February 22, 2002 until 5:00 PM Eastern Standard Time. To access the replay dial 800-633-8284, the reservation number is 20361210.

TransDigm is a leading supplier of proprietary, highly engineered power systems and airframe components servicing the aerospace industry. Major products include ignition systems components, gear pumps, electromechanical controls, batteries/chargers, engineered connectors and latches and lavatory hardware.

Any questions please contact Eileen M. Fallon at TransDigm 216-289-4939.